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                                   UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) August 6, 2003
                                                        (August 6, 2003)
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                        Wellsford Real Properties, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Maryland                   1-12917                    13-3926898
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(State or Other Jurisdiction      (Commission                (IRS Employer
      of Incorporation)           File Number)             Identification No.)


         535 Madison Avenue, New York, New York                 10022
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         (Address of Principal Executive Offices)              (Zip Code)


                            (212) 838-3400
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         (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits

               99.1 Wellsford Real Properties, Inc. (the "Company") press release issued August 6, 2003, reporting results for the quarter ended June 30, 2003 (furnished and not filed herewith solely pursuant to Item 12).

Item 12.  Results of Operations and Financial Condition.

On August 6, 2003, the Registrant reported its results of operations for the quarter ended June 30, 2003. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit
99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          WELLSFORD REAL PROPERTIES, INC.


                                          By: /s/ James J. Burns
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                                             James J. Burns
                                             Senior Vice President, Chief
                                             Financial Officer

Date:  August 6, 2003

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